Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated July 17, 2009, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus;

the Consultant Protector Variable Universal Life Prospectus; and

the Consultant Accumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies issued by Allstate Life Insurance Company of New York.

The following provision is added to your prospectus:

WRITTEN REQUESTS AND FORMS IN GOOD ORDER. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-268-5619.

For future reference, please keep this supplement together with your prospectus.